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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earlier event reported): May 6, 1998


                               TRIMOL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)






     Delaware                     0-28144                   13-3859706
(State of Incorporation     (Commission File No.)   (IRS Identification Number)
or other Jurisdiction)





                     1285 Avenue of the Americas, 35th Floor
                            New York, New York 10019
                    (Address of Principal Executive Offices)




                                 (212) 554-4394
               (Registrant's Telephone Number Including Area Code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On May 6, 1998, pursuant to a Stock Purchase Agreement dated May 3, 1998 by and between Trimol Group, Inc. (the "Company"), Intercomsoft Limited, an Irish corporation ("Intercomsoft"), Boris Birshtein and Vladimir Colesnicenco, the Company acquired (the "Acquisition") all of the issued and outstanding shares of the capital stock of Intercomsoft (the "Intercomsoft Shares") from Boris Birshtein and Vladimir Colesnicenco, the then sole shareholders of Intercomsoft. In the Acquisition, the Company issued 500,000 shares of its common stock, par value $.01 per share (the "Common Stock"), to each of Messrs. Birshtein and Colesnicenco (1,000,000 shares in the aggregate), in exchange for all of the Intercomsoft Shares owned by such persons. Mr. Birshtein is the Chairman of the Board of Directors of the Company and the beneficial owner of approximately 69.3% of the issued and outstanding Common Stock of the Company, which amount reflects the 1,000,000 shares of Common Stock issued to Messrs. Birshtein and Colesnicenco in the Acquisition.

                  Pursuant to an agreement by and between Intercomsoft and the Government of the Republic of Moldova, Intercomsoft is the exclusive supplier in the Republic of Moldova of secured essential government documents, including passports, licenses, automobile registrations, photo identification and other similar documents.

                  Intercomsoft's auditors, a member of KPMG International, have advised the Company that Intercomsoft's revenues and net profits for the year ended December 31, 1997 (audited) were $4,346,000 and $2,214,000, respectively, and its revenues and net profits for the quarter ended March 31, 1998 (unaudited), were $1,312,000 and $694,000, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Because the Company does not currently have all of the required financial statements required by Rule S-X of the Securities Act of 1933, as amended, for Intercomsoft it is presently impractical for the Company to file the required financial statements and pro forma financial information (collectively, the "Required Information") in this Current Report on Form 8-K. Such Required Information is, however, currently being prepared and the Company will file the Required Information as soon as it is available, but in no event later than approximately July 21, 1998, sixty (60) days after the latest date this Current Report on Form 8-K must be filed (May 21, 1998).
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                        TRIMOL GROUP, INC. (REGISTRANT)


                                        By:  /s/ Ted Shapiro
                                           -------------------------------
                                                 Ted Shapiro, President


Dated: As of May 20, 1998